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                                                                   Exhibit 10.17

                 PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P.

  Second Amendment to the Third Amended and Restated Agreement (as amended, the "Agreement") of Limited Partnership of Prentiss Properties Acquisition Partners,
                            L.P. (the "Partnership")

                                    RECITALS

     A. Belair Real Estate Corporation ("Belair") has agreed to sell to the Partnership 600,000 9.45% Series C Preferred Units of the Partnership pursuant to that certain Preferred Unit Repurchase Agreement (the "Repurchase Agreement") dated as of January 3, 2002 among the Partnership, Belair and Belcrest Realty Corporation ("Belcrest").

     B. Belcrest has agreed to sell to the Partnership 1,400,000 9.45% Series C Preferred Units of the Partnership pursuant to the Repurchase Agreement.

     Prentiss Properties I, Inc. as the sole general partner of the Partnership (the General Partner") and Belair and Belcrest desire to amend the Agreement as herein set forth; terms being used herein as defined in the Agreement.

     NOW, THEREFORE, the General Partner hereby adopts the following amendment to the Agreement.

     1. Upon the closing (as defined in the Repurchase Agreement), Section 4.02(e) of the Agreement and all references in the Agreement to the Series C Preferred Units and Series C Preferred Shares are deemed deleted therefrom.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the General Partner, Belair and Belcrest have executed this Second Amendment as of January 3, 2002.

                                      PRENTISS PROPERTIES I, INC.


                                      By: /s/ Michael A. Ernst
                                         ---------------------------------------
                                        Name:   Michael A. Ernst
                                        Title:  Senior Vice President and CFO

                                      BELAIR REAL ESTATE CORPORATION


                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                        Name:   William R. Cross
                                        Title:  Vice President

                                      BELCREST REALTY CORPORATION


                                      By: /s/ William R. Cross
                                         ---------------------------------------
                                        Name:   William R. Cross
                                        Title:  Vice President